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                                                                   Exhibit 10.26


                                    AMENDMENT
                           TO TIME BROKERAGE AGREEMENT


         This Amendment to Time Brokerage Agreement (the "Amendment") is made and entered into as of May 20th, 1998 by and between The Freedom Network, Inc., a Delaware corporation ("Freedom"), and Radio Unica Corp., a Delaware corporation ("Programmer").

         WHEREAS, an application is pending before the Federal Communications Commission ("FCC") to assign the license for commercial AM broadcast station KDFT(AM), licensed to broadcast on frequency 540 kHz at Ferris, Texas (the "Station"), to Freedom;

         WHEREAS, Freedom has entered into a Time Brokerage Agreement ("LMA") with the licensee of Station to broker broadcast time on Station in accor dance with the FCC rules;

         WHEREAS, Freedom and Programmer have entered into a separate Time Brokerage Agreement, dated as of April 27, 1998 ("TBA"), through which Program mer agreed to purchase time on and to provide radio programming to the Station and to sell advertising time for inclusion in said programming, all subject to the terms of the LMA;

         WHEREAS, the term of the TBA commenced May 18, 1998 (the "Com mencement Date") and shall continue until May 18, 2000 unless extended by


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mutual agreement of the parties or terminated sooner pursuant to the terms of the TBA;

         WHEREAS, pursuant to the terms of the TBA, Programmer has made an advance payment to Freedom;

         WHEREAS, Freedom now desires to obtain additional programming from Programmer for the Station on Monday through Friday of each week and Program mer desires to make such programming available, on the terms provided for herein;

         WHEREAS, the parties desire to amend the TBA to provide for such addi tional weekly programming and to adjust the payments to Freedom accordingly;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowl edged, Freedom and Programmer do hereby agree that the TBA is amended to provide that:

         1. Section 4.1 of the TBA is hereby amended to provide that, starting May 20, 1998, and throughout the term of the TBA, Freedom shall make available to Programmer all of the broadcast time on the Station (i) from 7:00 a.m. until 5:00 p.m., Central Time, on a daily basis, Monday through Friday of each week, and from (ii) 10:00 a.m. until 5:00 p.m., Central Time, each Saturday ("the Programmer Time"). Freedom's obligation to make available all necessary time required by Programmer to carry all World Cup soccer matches, as set forth in Attachment II of the TBA, shall remain unchanged.


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         2. Attachment I of the TBA is hereby amended to provide that Program mer shall compensate Freedom for the broadcast time made available at the rate of Forty Four Thousand, Seven Hundred and Eighty Six Dollars ($44,786.00) per month from the Commencement Date until May 30, 1999, with the month of May, 1998 to be prorated at Nineteen Thousand, Five Hundred and Eighty Three Dollars ($19,583.00); which monthly payment shall increase to Fifty Six Thousand, Five Hundred and Forty Six Dollars ($56,546.00) per month from June 1, 1999 until May 18, 2000, with the month of May, 2000 to be prorated based upon the number of hours of Programmer Time during which Programmer's programming is broadcast that month multiplied by the rate of Two Hundred and Twenty Nine Dollars ($229.00) per hour. Compensation for World Cup soccer matches shall remain as originally provided in Attachment I.

         3. Within two (2) days after the execution of this Amendment, Program mer shall make an additional payment of Fifty One Thousand, Four Hundred and Ninety-Four Dollars and forty-one cents ($51,494.41) to cover the increase in the aggregate payment due in advance for the prorated portion of May, 1998 and the months of June, 1998 through September, 1998.

         4. Any provision in the TBA not specifically amended by this Amend ment shall remain in full force and effect.

         5. In the event of any conflict between the terms of this Amendment and the TBA, the terms of this Amendment shall control.

         6. This Amendment may be signed in one or more counterparts, each of which shall be deemed a duplicate original, binding on the parties hereto notwith standing that the parties are not signatory to the same counterpart.

                  [Remainder of page intentionally left blank]


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                     The Freedom Network, Inc.:

                                     /s/ Otto Miller
                                     --------------------------------
                                     Otto Miller, President


                                     Radio Unica Corp.:



                                     --------------------------------
                                     Andrew Goldman, Executive Vice President


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.



                                     The Freedom Network, Inc.:

                                     --------------------------------
                                     Otto Miller, President


                                     Radio Unica Corp.:



                                     /s/ Andrew Goldman
                                     --------------------------------
                                     Andrew Goldman, Executive Vice President